UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2012

TREATY ENERGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	000-28015	86-0884116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

201 St. Charles Ave., Suite 2558 New Orleans, LA 70170
(Address of principal executive offices)

(504) 599-5684
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Treaty Energy Corporation (“Treaty” or the “Company”) today reported drilling success on its first oil well, San Juan #2, in Belize, Central America. Treaty reached the initial pay zone of 1235 to 1290 feet and found hydrocarbons at this depth.

The cursory field examinations of the cuttings samples indicate lime characteristics with good porosity and high saturation.  On-site personnel evaluated the samples and concluded that the characteristics are very similar to some of the great oil producing zones in Texas, specifically the Ellenburger Lime, Hope Lime, Caddo Lime, and Edwards Lime.

Treaty is working with Belizean officials to properly integrate and produce the San Juan #2 well. Treaty’s plans with respect to San Juan #2 are the following:

1)  Total depth of the San Juan #2 well will be 1300 ft.

2)  The drill pipe will be removed from the hole and the hole will be conditioned for completion.

3)  A “four-quadrant” camera shot will be made to provide the geologists a photo image of the pay zone in four 90-degree views.

4)  The 4 1/2 inch tubing will be set and cemented in place in the well bore.

5)  Wire line logs will be done to supplement the mud logging data.

6)  The casing will be perforated in the oil bearing zone.

7)  Standard completion procedures will be performed to bring the well on line.

Treaty is in the process of acquiring its own wire line logging equipment.  This equipment will be delivered to Belize on Treaty’s newly acquired tractor/trailer that Treaty purchased to expedite deliveries of time sensitive items that are required for the Belize drilling projects.

Treaty is continuing to drill and complete the well and will keep shareholders advised of further developments.

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About Treaty Energy Corporation

Treaty, an international energy company, is engaged in the acquisition, development and production of oil and natural gas.  Treaty acquires and develops oil and gas leases which have “proven but undeveloped reserves” at the time of acquisition.  These properties are not strategic to large exploration-oriented oil and gas companies.  This strategy allows Treaty to develop and produce oil and natural gas with tremendously decreased risk, cost and time involved in traditional exploration.

Forward-Looking Statements:

Statements herein express management's beliefs and expectations regarding future performance and are forward-looking and involve risks and uncertainties, including, but not limited to, raising working capital and securing other financing; responding to competition and rapidly changing technology; and other risks.  These risks are detailed in the Company’s filings with the Securities and Exchange Commission, including Forms 10-KSB, 10-QSB and 8-K.  Actual results may differ materially from such forward-looking statements.

Contact:
Osprey Partners
Tel: 732-292-0982
Fax: 732-528-9065
osprey57@optonline.net

ITEM 9.01 EXHIBITS

99.1  January 30, 2012 Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREATY ENERGY CORPORATION

Dated: January 31, 2012	By:	/s/ Michael A. Mulshine
Assistant Secretary

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